SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act 1934

Date of Report (Date of earliest event reported):  December 26, 2010

SINO CLEAN ENERGY INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)
000-51753	75-2882833
(Commission File Number)	(IRS Employer Identification No.)

Room 1502, Building D, Wangzuo International City Building No. 3 Tangyuan Road, Gaoxin District Xi'an, Shaanxi Province, People’s Republic of China	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86-29) 8209-1099
________________________________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 26, 2010, the board of directors of Sino Clean Energy Inc. (the “Company”) approved an amendment to the Company’s bylaws.  The amendment (i) changed the Company's name to its current name, "Sino Clean Energy Inc.," (ii) changed the Company's principal office to the office where the Company's principal executive offices are located and (iii) allows for the Company to issue uncertificated shares of some or all of the shares of any or all of its classes or series of stock.  A copy of the Company’s bylaws, as amended, are attached hereto as Exhibit 3.1.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Bylaws of Sino Clean Energy Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sino Clean Energy Inc.

	By:	/s/ Baowen Ren
Name: Baowen Ren
Title: Chief Executive Officer

Date: December 30, 2010

Exhibit Index

Exhibit No.	Description
3.1	Bylaws of Sino Clean Energy Inc.